UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 14, 2005

COUER D'ALENE MINES CORPORATION
(Exact name of registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 Coeur d'Alene Mines Bldg., 505 Front Avenue, Coeur d'Alene, Idaho 83814
(Address of principal executive offices, including zip code)

(208) 667-3511
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On March 14, 2005, the Registrant issued a press release announcing its financial results for the fiscal year ended December 31, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished herewith:

Exhibit 99.1 Press Release issued by the Registrant on March 14, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D'ALENE MINES CORPORATION
(Registrant)
Dated: March 14, 2005	By: /s/ James A. Sabala
James A. Sabala
Executive Vice President and
Chief Financial Officer